Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Globalstar, Inc. (the “Company”), does hereby certify that:

This quarterly report on Form 10-Q for the quarter ended September 30, 2007 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2007

	By:	/s/ JAMES MONROE III
James Monroe III
Chief Executive Officer

Dated: November 14, 2007
	By:	/s/ FUAD AHMAD
Fuad Ahmad
Chief Financial Officer